Exhibit 10.4

SECURITY AGREEMENT

Image Sensing Systems, Inc., a Minnesota corporation (hereinafter called the “Debtor”), whose address is 1600 West University Avenue, Suite 500, St. Paul, Minnesota, 55104, and Alliance Bank, a Minnesota banking corporation, whose address is 55 East Fifth Street, Suite 115, St. Paul, Minnesota, 55101 (hereinafter called the “Secured Party”), agree as follows: The Debtor grants to the Secured Party a first position security interest in the property described below together with any additions and accessions thereto, replacements thereof, and all insurance, condemnation and other products or proceeds thereof, to secure prompt payment when due of all amounts owed by the Debtor to the Secured Party whether now existing or hereafter existing, including all amounts owed pursuant to that certain $5,000,000.00 Promissory Note dated effective May 12, 2014, from the Debtor to the Secured Party (the “Note”) and any and all extensions, modifications, renewals, amendments, and replacements thereof, and any and all future advances made by the Secured Party to the Debtor at the Secured Party’s option, together with all other liabilities of the Debtor to the Secured Party (primarily, secondarily, direct, contingent, sole, joint, or several) due or to become due or which may be hereafter contracted or acquired and the performance of all of the terms and conditions of this Security Agreement:

all Assets of the Debtor, including, but not limited to, the following: (a) all fixtures, equipment, vehicles and personal property of every kind and nature whatsoever now owned or hereafter owned, including all extensions, additions, improvements, betterments, renewals and replacements of any of the foregoing; (b) all Accounts (including, but not limited to, the Debtor’s operating accounts, money market accounts, and interest reserve account maintained with the Secured Party), Chattel Paper, Commercial Tort or other claims, and General Intangibles; (c) all inventory now owned or hereafter owned.

The above-described property hereinafter referred to as the “Collateral”.

THE DEBTOR HEREBY AGREES, WARRANTS AND COVENANTS THAT:

1.	The Secured Party may examine and inspect the Collateral at any time, wherever located.

2.	The Collateral is for business use and is specifically to be used in operation of the Debtor’s business.

3.

The Collateral shall not be attached to real estate without the Secured Party’s prior written consent. If any of the Collateral is or is to become a fixture, the Debtor agrees to furnish the Secured Party with a statement signed by all persons who have or claim an interest in the real estate concerned, which statement shall provide that the signer consents to the security interest created hereby and disclaims any interest in the Collateral as fixtures.

4.

Except for the security interest granted hereby and other security interests granted to the Secured Party that have been approved by the Secured Party, the Debtor is the owner of the Collateral, free and clear of all liens, security interests or encumbrances, and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5.

The Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral except in the ordinary course of business without the prior written consent of the Secured Party, and will keep the Collateral in good order and repair, and will not waste or destroy the Collateral.

6.

No financing statement covering the Collateral is on file in any public office other than the financing statements filed by or at the direction of the Secured Party, and at the request of the Secured Party, the Debtor hereby authorizes the Secured Party to file one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to the Secured Party for filing in all public offices wherever filing is deemed necessary or desirable by the Secured Party.

7.

The Debtor will keep the Collateral insured at all times against loss by fire and other hazards concerning which, in the judgment of the Secured Party, insurance protection is necessary, in a company or companies satisfactory to the Secured Party and in amounts sufficient to protect the Secured Party against loss or damage to the Collateral, and will pay the premiums therefor. Such policy or policies of insurance will be delivered to and held by the Secured Party, together with loss payable clauses in favor of the Secured Party as its interest may appear, in form satisfactory to the Secured Party. The Secured Party may act as attorney-in-fact for the Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts.

8.

At its option, upon default of the Debtor to do so, the Secured Party may discharge taxes, liens, or security interests or other encumbrances placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred by the Secured Party pursuant to the foregoing authorization.

9.

Until the occurrence of an Event of Default (as defined in the Note), the Debtor may retain possession of the Collateral, and use the same in any lawful manner not inconsistent with the agreements herein or with the terms and conditions of any policy of insurance thereon.

10.

Upon the occurrence of an Event of Default, the Secured Party shall have the right, at its option and without demand or notice, in addition to all other rights and remedies available in law and equity, to exercise all of the rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law. The Debtor agrees that, upon an Event of Default, the Debtor will make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient. The Debtor further agrees to pay all costs and expenses of the Secured Party, including reasonable attorney’s fees, in collection of any amount due from the Debtor to the Secured Party herein or for the enforcement hereof. If any notice of sale, disposition or other intended action by the Secured Party is required by law to be given to the Debtor, such notice shall be deemed reasonably and properly given if mailed to the Debtor at such address of the Debtor as may be shown on the Secured Party’s records, at least ten (10) days before such sale, disposition or other intended action. Waiver of any default hereunder by the Secured Party shall not be a waiver of any other default or of the same default on a later occasion. No delay or failure by the Secured Party to exercise any right or remedy shall be a waiver of any such right or remedy and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at any time.

11.

This Agreement and the security interest in the Collateral created hereby shall terminate when the Debtor has repaid the Secured Party the amount due on the Note and all other indebtedness and liability from the Debtor to the Secured Party whether now existing or hereafter existing.

12.	No waiver by the Secured Party of any default shall be effective unless in writing, nor operate as a waiver of any other default or of the same default on a future occasion.

13.

The Secured Party is hereby appointed the attorney-in-fact for the Debtor to do all things and acts necessary to perfect, and to continue to perfect, the security interest in the Collateral and to exercise its rights with respect to the Collateral.

14.

The Debtor waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the obligations secured by the Security Agreement and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof. The Debtor further waives any and all other suretyship defenses.

15.

THE UNDERSIGNED ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED AND THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY A JURY MAY EXCEED THE TIME AND EXPENSE REQUIRED FOR TRIAL WITHOUT A JURY. THE UNDERSIGNED, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF SECURED PARTY AND THE UNDERSIGNED, WAIVE ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, ANY RELATED AGREEMENTS OR OBLIGATIONS THEREUNDER. THE UNDERSIGNED HAVE READ ALL OF THIS AGREEMENT AND UNDERSTAND ALL OF THE PROVISIONS OF THIS AGREEMENT. THE UNDERSIGNED ALSO AGREE THAT COMPLIANCE BY SECURED PARTY WITH THE EXPRESS PROVISIONS OF THIS AGREEMENT SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

IN WITNESS WHEREOF, the parties have signed this Agreement effective the 12th day of May, 2014.

SECURED PARTY:		DEBTOR:

Alliance Bank		Image Sensing Systems, Inc.

By:	/s/ R. Scott Johnson	By:	/s/ Kris B. Tufto
	R. Scott Johnson		Kris B. Tufto
	Its Vice President		Its President and CEO